B U S I N E S S U P D A T E A N D F I R S T Q U A R T E R 2 0 1 4 E A R N I N G S P R E S E N T A T I O N Artisan Partners Asset Management

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 1 BUSINESS UPDATE & QUARTERLY RESULTS DISCUSSION Eric R. Colson is President and Chief Executive Officer of Artisan Partners. Prior to joining the firm in January 2005, Mr. Colson was an executive vice president of Callan Associates, Inc. where he managed the institutional consulting group, providing business and investment advice to asset management firms. Prior to managing the institutional consulting group, he managed Callan's global manager research. Mr. Colson holds a BA in Economics from the University of California-Irvine. Mr. Colson is a Chartered Financial Analyst. • 21 years of industry experience • 8 years at Artisan Partners Charles (C.J.) Daley, Jr. is a Managing Director and Chief Financial Officer of Artisan Partners. Prior to joining the firm in July 2010, Mr. Daley was executive vice president, chief financial officer and treasurer of the global asset management firm Legg Mason, Inc. Mr. Daley holds a BS in Accounting from the University of Maryland. He is an inactive Certified Public Accountant. • 26 years of industry experience • 3 years at Artisan Partners

FIRM FACTS

- Founded in 1994; focused on providing high value-added investment strategies
- Six autonomous investment teams managing fourteen investment strategies for sophisticated, institutional investors
- Principal offices in Milwaukee, San Francisco, Atlanta, New York, Kansas City and London, with approximately 319 associates
- Approximately $107.4 billion under management as of March 31, 2014

MANAGEMENT TEAM

Eric R. Colson
Chief Executive Officer

Charles (C.J.) Daley, Jr.
Chief Financial Officer

Sarah A. Johnson
Chief Legal Officer

Dean J. Patenaude
Head of Global Distribution

AUM by Investment Team



Emerging Markets 1%
Credit <1%
Growth 22%
Global Equity 27%
U.S. Value 20%
Global Value 30%

AUM by Distribution Channel[1]



Retail 6%
Financial Advisor 11%
Broker Dealer 21%
Institutional 42%
Defined Contribution 20%

As of March 31, 2014. [1]The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment.

ARTISAN PARTNERS ASSET MANAGEMENT 2

LONG-TERM INVESTMENT RESULTS — Full Cycle Return Goals

Process Consistency	Wealth Compounding	Index Outperformance	Peer Outperformance

	Strategy Inception	AUM (in billions)	Average Annual Value Added Since Inception[1]
Global Equity Team			
Non-U.S. Growth Strategy	1/1/96	$ 26.3	6.48%
Non-U.S. Small-Cap Growth Strategy	1/1/02	$ 1.8	5.44%
Global Equity Strategy	4/1/10	$ 0.3	6.48%
Global Small-Cap Growth Strategy	7/1/13	$ 0.2	2.25%
U.S. Value Team			
U.S. Mid-Cap Value Strategy	4/1/99	$ 15.9	5.69%
U.S. Small-Cap Value Strategy	6/1/97	$ 4.0	4.70%
Value Equity Strategy	7/1/05	$ 2.1	0.69%
Growth Team			
U.S. Mid-Cap Growth Strategy	4/1/97	$ 17.2	6.17%
U.S. Small-Cap Growth Strategy	4/1/95	$ 3.1	1.12%
Global Opportunities Strategy	2/1/07	$ 3.0	6.30%
Global Value Team			
Non-U.S. Value Strategy	7/1/02	$ 17.2	7.26%
Global Value Strategy	7/1/07	$ 14.8	6.72%
Emerging Markets Team			
Emerging Markets Strategy	7/1/06	$ 1.3	(0.91%)
Credit Team			
High Income Strategy	4/1/14	$ 0.1	N/A

Note: Data as of and through March 31, 2014. [1] Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. Global Small-Cap Growth strategy performance began on July 1, 2013 and only has a nine month performance track record and value-add percentage has not been annualized. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

ARTISAN PARTNERS ASSET MANAGEMENT 3

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 4 INVESTMENT PERFORMANCE — Outperformance and Rankings Sources: Artisan Partners/Lipper Inc/Morningstar. % of AUM in Outperforming Strategies at December 31 of each year except as indicated. % of AUM in Outperforming Strategies represents the % of AUM in strategies where gross composite performance had outperformed the benchmark for the average annual periods indicated above and since inception. % of AUM in Outperforming Strategies for each period includes only assets under management in all strategies in operation throughout the period. Lipper rankings and Morningstar Ratings are as of March 31, 2014. Lipper rankings are based on total return, are historical, and do not represent future results. Morningstar ratings are based on risk-adjusted return. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. See Notes & Disclosures at the end of this presentation for more information about our investment performance. % of AUM in Outperforming Strategies 96% 96% 95% 100% 96% 74% 76% 96% 100% 96% 91% 91% 79% 100% 98% 55% 93% 80% 100% 99% 0% 20% 40% 60% 80% 100% 1 Year 3 Year 5 Year 10 Year Inception 2011 2012 2013 3/31/2014 % of AUM by Overall Lipper Ranking % of AUM by Overall Morningstar RatingTM

BUSINESS DISCIPLINE — Firm Asset Diversification

Channel Diversificiation[1]


Retail
6%
Financial
Advisor
11%
Broker
Dealer
21%
Institutional
42%
Defined
Contribution
20%

Team Diversification


Emerging
Markets
1%
Credit
<1%
Growth
22%
Global Equity
27%
U.S. Value
20%
Global Value
30%

AUM by Vehicle


UCITS
1%
Separate Accounts
42%
Artisan Funds
57%

AUM by Client Domicile


Non-U.S.
11%
U.S.
89%

[1] The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment.

ARTISAN PARTNERS ASSET MANAGEMENT
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BUSINESS PHILOSOPHY & APPROACH

High Value Added Investment Firm	Talent Driven Business Model	Thoughtful Growth
Active Strategies	Designed for Investment Talent to Thrive	Active Talent Identification
Autonomous Franchises	Managed by Business Professionals	Entrepreneurial Commitment
Proven Results	Structured to Align Interests	Focus on Long-Term Global Demand

Since its founding, Artisan has built its business based upon a consistent philosophy and business model.

ARTISAN PARTNERS ASSET MANAGEMENT 6

BUSINESS STRATEGY

Management Guideposts

- Talent Focus
- Strong Long-Term Investment Results
- Asset Diversification
- Financial Discipline

Secular Market Trends

- Globalization
- Investment Policy Evolution
- Open Architecture Solutions

Long-Term Growth Strategy

- Investment Freedom
- Leveraged Distribution
- Global Business Growth

ARTISAN PARTNERS ASSET MANAGEMENT 7

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 8 HIGH VALUE ADDED — Globalization Russell 3000® Index MSCI EAFE Index Russell 3000® Index MSCI EAFE Index Americas Europe, the Middle East and Africa Pacific Basin Global - Multi-Region Index Holdings By Domicile Index Holdings By Revenue Source: Factset/MSCI/Russell. As of March 31, 2014. Globalization has created a disparity between domicile and economic reality.

HIGH VALUE ADDED — Investment Policy Evolution

Increasing Degrees of Freedom

CalSTRS Allocation Policy


Cash
2%
Overlay
0%
Inflation
Sensitive
0%
Private Equity
12%
Real Estate
12%
Fixed Income
16%
Global Equity
57%

Alaska Permanent Fund – Risk Based Allocation


Corporate Risk
Global Stocks
Long Bias Hedge Funds
Corp Debt
Private Equity
Interest Rates and Cash
US Bonds
Non-US Bonds
Low Duration
Real Assets
Real Assets
Infrastructure
TIPS
Special Opps
Absolute Return
Distressed Debt
EM Multi-Asset

Institutional investment policies are shifting towards global and outcome-oriented approaches.

Sources: CalSTRS: www.calstrs.com/current-investment-portfolio / Alaska Perm Fund: www.apfc.org/home/Content/investments/assetAllocation2009.cfm.

ARTISAN PARTNERS ASSET MANAGEMENT
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HIGH VALUE ADDED — Investment Policy Evolution

Global AUM by Product


Alternatives
Active Specialties
Solutions & LDIs
Active Core
Passive/ETFs
2003
2008
2012

US Institutional Investors AUM


2005
2012
Non-Benchmark 9%
Passive 10%
Active Fixed 31%
Active Equity 50%
Non-Benchmark 21%
Passive 19%
Active Fixed 33%
Active Equity 27%

There is an increasing asset allocation trend toward benchmark agnostic and uncorrelated strategies.

Sources: The Boston Consultant Group "Global Asset Management 2013: Capitalizing on the Recovery." / Casey Quirk "Life After Benchmarks: Retooling Active Asset Management", November 2013.

ARTISAN PARTNERS ASSET MANAGEMENT
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a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 11 HIGH VALUE ADDED — Investment Policy Impact on Asset Managers  The investment industry is bifurcating into two groups: low cost beta and high value alpha  Our focus is on high value alpha strategies with increasing degrees of freedom Highly Constrained Alpha Constrained Alpha Unconstrained Alpha Alternatives ARTISAN PARTNERS Investment Strategy Spectrum Passive

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 12 Characteristics Business Model Fit Institutional Viability Cultural Fit Team and Product Philosophy HIGH VALUE ADDED — Artisan Partners Product Development  The evolution of our strategies reflects increasing degrees of freedom  Our investment strategies are designed to leverage experience and limit constraints  Newer strategies are becoming more benchmark agnostic

HIGH VALUE ADDED — Artisan High Income Strategy

Credit Investment Team



Bryan C. Krug, CFA
Portfolio Manager
13 years of investment experience

	Investment Experience
Joanna L. Booth, CFA—Analyst /Trader	10 years
John T. Basler—Analyst	8 years
Analyst	--

High Income Strategy

Launch Date March 19, 2014

Primary Investable Universe Non-investment grade corporate debt and secured and unsecured loans

Investment Objective The investment team seeks to invest in issuers with high quality business models that have compelling risk-adjusted return characteristics

Primary Research Pillars
Business Quality
Financial Strength & Flexibility
Valuation Identification
Downside Analysis

Investment Degrees of Freedom
- Capital position agnostic
- Global universe
- Focused portfolio

ARTISAN PARTNERS ASSET MANAGEMENT 13

SUMMARY OF MARCH QUARTER 2014 RESULTS

Assets Under Management	▪ AUM increased 2% to $107.4 billion, the highest quarter-end level in the firm's history ▪ Average AUM increased 5% to $106.2 billion
Net Client Cash Flows	▪ Net flows of $1.4 billion resulted in 5.4% annualized organic growth
Operating Results	▪ Revenues increased 2% to $201.8 million ▪ Operating margin of 33.3% ▪ Net loss per basic and diluted share of $(2.29)[1] ▪ Adjusted operating margin of 45.1% ▪ Adjusted net income per adjusted share of $0.78
Capital Management	▪ Dividend of $0.55 per share of Class A common stock – Declaration Date: April 22nd – Record Date: May 16th – Payable Date: May 30th

[1]The GAAP loss per basic and diluted share includes a reduction to net income that resulted from purchasing 0.7 million shares of our convertible preferred stock and 2.3 million shares of subsidiary preferred equity for an amount greater than the carrying value of the repurchased equity. Net income available to common stockholders was also reduced by dividends declared on preferred stock and unvested restricted stock during the quarter.

ARTISAN PARTNERS ASSET MANAGEMENT
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a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 15 ASSETS UNDER MANAGEMENT & NET CLIENT CASH FLOWS (in billions) $83.2 $85.8 $96.9 $105.5 $107.4 $79.2 $85.3 $92.4 $101.0 $106.2 1Q13 2Q13 3Q13 4Q13 1Q14 Assets Under Management Ending Assets Under Management Average Assets Under Management $2.2 $1.4 $2.1 $1.5 $1.4 1Q13 2Q13 3Q13 4Q13 1Q14 Net Client Cash Flows Net Client Cash Flows 1 Excludes $141 million transferred out during the quarter and reinvested in April 2014. 1

GLOBAL DISTRIBUTION (in billions)


Non-U.S. Client AUM
11%
11%
11%
11%
11%
$9.2
$9.8
$10.9
$11.9
$11.9
1Q13
2Q13
3Q13
4Q13
1Q14
Non-U.S. Client AUM as a % of Firmwide AUM
Non-U.S. Client AUM


U.S. vs. Non-U.S. Client Net Flows
$1.6
$0.6
$1.0
$0.4
$1.8
$0.3
$1.5
<$0.1
$1.3
$0.1
1Q13
2Q13
3Q13
4Q13
1Q14
U.S.
Non-U.S.

ARTISAN PARTNERS ASSET MANAGEMENT
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a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 17 FINANCIAL RESULTS — Financial Highlights Average Total AUM (in billions) Revenues (in millions) $79.2 $101.0 $106.2 1Q13 4Q13 1Q14 $148.2 $197.6 $201.8 1Q13 4Q13 1Q14 37.0% 42.9% 45.1% 1Q13 4Q13 1Q14 Adjusted Operating Margin1 Adjusted Net Income (in millions) & Adjusted Net Income per Share1 $33.2 $0.47 $55.0 $0.77 $56.0 $0.78 Adjusted Net Income per Adjusted ShareAdjusted Net Income 1Q13 4Q13 1Q14 1 Operating Margin (GAAP) for the quarters ended March 31, 2013, December 31, 2013, and March 31, 2014 was (284.3)%, 29.6%, and 33.3%, respectively. Net Income attributable to APAM for the quarters ended March 31, 2013, December 31, 2013, and March 31, 2014 was $3.0M, $10.1M, and $8.6M, respectively. Net Income (Loss) per basic and diluted share for the quarters ended March 31, 2013, December 31, 2013, and March 31, 2014 was $0.19, $(3.04), and $(2.29), respectively. See page 21 for a reconciliation of GAAP to Non-GAAP (“Adjusted”) Measures

FINANCIAL RESULTS — Compensation & Benefits (in millions)

	For the Three Months Ended					
	March 2014	% of Rev.	December 2013	% of Rev.	March 2013	% of Rev.
Salary & Incentives	$ 75.0	37.2%	$ 76.3	38.6%	$ 58.0	39.1%
Benefits & Payroll taxes	6.6	3.3%	4.1	2.1%	5.4	3.6%
Equity Based Compensation Expense	4.3	2.1%	4.1	2.1%	-	0.0%
Subtotal Compensation and Benefits	**85.9**	**42.6%**	**84.5**	**42.8%**	**63.4**	**42.8%**
Pre-offering related compensation	23.6	11.7%	23.7	12.0%	476.2	321.3%
Cash retention award and severance	-	0.0%	3.3	1.7%	9.3	6.3%
Total Compensation and Benefits	**$ 109.5**	**54.3%**	**$ 111.5**	**56.4%**	**$ 548.9**	**370.4%**

- Salary & Incentives includes incentive compensation, which slightly decreased in the March 2014 quarter due to the on-boarding of the new investment team in the December 2013 quarter and was partially offset by higher revenues in the March 2014 quarter.
- Benefits & Payroll taxes in the March 2014 and 2013 quarters, include seasonal payroll taxes and benefit costs associated with the first quarter funding of 50% of the Company's annual contribution to employee health savings accounts and 401(k) matching.
- The equity based compensation expense of $4.3 million in the March 2014 quarter is the result of the quarterly amortization of the equity grant made in July 2013. In addition, the expense includes an additional grant made in January 2014 in connection with the addition of new investment team.
- The pre-IPO retention award amortization, which is included in cash retention award and severance in the December and March 2013 quarters, ended in the December 2013 quarter.

ARTISAN PARTNERS ASSET MANAGEMENT 18

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 19 FINANCIAL RESULTS — Capital Management ¹ Calculated in accordance with debt agreements. $211.8 $208.4 4Q13 1Q14 Cash (in millions) $200.0 $200.0 4Q13 1Q14 Borrowings (in millions) 0.7x 0.6x 4Q13 1Q14 Leverage Ratio1 $132.3 $119.6 4Q13 1Q14 Equity (in millions)

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP ("ADJUSTED") MEASURES (in millions)

	Three Months Ended March 31 2014	December 31 2013	March 31 2013
Net income attributable to Artisan Partners Asset Management Inc. (GAAP)	8.6	10.1	3.0
Add back: Net income (loss) attributable to noncontrolling interests - APH	44.2	50.5	(407.1)
Add back: Provision for income taxes	11.2	9.3	4.4
Add back: Reorganization related compensation - share-based awards	23.6	23.7	333.2
Add back: Reorganization related compensation - other	-	-	143.0
Add back: Offering related proxy expense	0.1	2.6	-
Less: Net gain (loss) on the valuation of contingent value rights	-	9.3	24.8
Adjusted income (loss) before income taxes	87.7	86.9	51.7
Less: Adjusted provision for income taxes	31.7	31.9	18.5
Adjusted net income (loss) (Non-GAAP)	**56.0**	**55.0**	**33.2**
Average shares outstanding (in millions)			
Class A common shares	20.2	16.1	12.7
Assumed conversion or exchange of:			
Unvested restricted shares	1.6	1.6	N/A
Convertible preferred shares outstanding	1.0	1.7	2.6
Artisan Partners Holdings LP units outstanding (non-controlling interest)	48.7	52.1	54.7
Adjusted shares	**71.5**	**71.5**	**70.0**
Adjusted net income per adjusted share (Non-GAAP)	**$ 0.78**	**$ 0.77**	**$ 0.47**
Operating income (loss) (GAAP)	**67.2**	**58.4**	**(421.3)**
Add back: Reorganization related compensation - share-based awards	23.6	23.7	333.2
Add back: Reorganization related compensation - other	-	-	143.0
Add back: Offering related proxy expense	0.1	2.6	-
Adjusted operating income (loss) (Non-GAAP)	**90.9**	**84.7**	**54.9**
Adjusted operating margin (Non-GAAP)	**45.1%**	**42.9%**	**37.0%**

ARTISAN PARTNERS ASSET MANAGEMENT
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LONG-TERM INVESTMENT RESULTS

	Average Annual Total Returns (Gross)						Average Annual Value-Added
As of March 31, 2014	1 Yr	3 Yr	5 Yr	7 Yr	10 Yr	Inception	Since Inception (bp)
Global Equity Team							
Artisan Non-U.S. Growth *(Inception: 1-Jan-96)*	17.54%	12.78%	20.01%	4.94%	9.40%	11.71%	648
MSCI EAFE Index	*17.56%*	*7.21%*	*16.01%*	*1.29%*	*6.52%*	*5.23%*	
Artisan Non-U.S. Small-Cap Growth *(Inception: 1-Jan-02)*	26.39%	15.63%	26.15%	8.46%	14.26%	16.95%	544
MSCI EAFE Small Cap Index	*23.26%*	*9.39%*	*21.69%*	*2.78%*	*8.55%*	*11.51%*	
Artisan Global Equity *(Inception 1-Apr-10)*	17.79%	16.57%	-	-	-	16.38%	648
MSCI All Country World Index	16.55%	8.54%	-	-	-	9.90%	
Artisan Global Small-Cap Growth *(Inception 1-Jul-13)*	-	-	-	-	-	23.96%	225
MSCI All Country World Small Cap Index	-	-	-	-	-	21.71%	
U.S. Value Team							
Artisan U.S. Mid-Cap Value *(Inception: 1-Apr-99)*	20.31%	15.45%	24.61%	10.35%	12.87%	15.19%	569
Russell Midcap® Index	*23.51%*	*14.37%*	*25.54%*	*7.70%*	*10.05%*	*9.50%*	
Artisan U.S. Small-Cap Value *(Inception: 1-Jun-97)*	18.71%	7.39%	20.86%	7.11%	10.40%	13.01%	470
Russell 2000® Index	*24.90%*	*13.17%*	*24.30%*	*7.07%*	*8.53%*	*8.31%*	
Artisan Value Equity *(Inception: 1-Jul-05)*	17.20%	14.13%	22.16%	6.43%	-	8.53%	69
Russell 1000® Index	*22.41%*	*14.73%*	*21.72%*	*6.56%*	-	*7.84%*	
Growth Team							
Artisan U.S. Mid-Cap Growth *(Inception: 1-Apr-97)*	31.08%	16.79%	27.66%	12.81%	12.47%	16.78%	617
Russell Midcap® Index	*23.51%*	*14.37%*	*25.54%*	*7.70%*	*10.05%*	*10.62%*	
Artisan U.S. Small-Cap Growth *(Inception: 1-Apr-95)*	29.13%	18.27%	29.88%	10.26%	10.43%	10.80%	112
Russell 2000® Index	*24.90%*	*13.17%*	*24.30%*	*7.07%*	*8.53%*	*9.69%*	
Artisan Global Opportunities *(Inception: 1-Feb-07)*	18.93%	13.57%	24.66%	9.96%	-	9.98%	630
MSCI All Country World Index	*16.55%*	*8.54%*	*17.79%*	*3.54%*	-	*3.67%*	
Global Value Team							
Artisan Non-U.S. Value *(Inception: 1-Jul-02)*	23.16%	14.58%	23.70%	8.30%	12.67%	14.70%	726
MSCI EAFE Index	*17.56%*	*7.21%*	*16.01%*	*1.29%*	*6.52%*	*7.44%*	
Artisan Global Value *(Inception: 1-Jul-07)*	24.31%	18.05%	25.03%	-	-	9.32%	672
MSCI All Country World Index	*16.55%*	*8.54%*	*17.79%*	-	-	*2.61%*	
Emerging Markets Team							
Artisan Emerging Markets *(Inception: 1-Jul-06)*	-0.68%	-5.76%	12.94%	1.73%	-	5.27%	-91
MSCI Emerging Markets Index	*-1.43%*	*-2.86%*	*14.47%*	*3.39%*	-	*6.18%*	

Source: Artisan Partners/MSCI/Russell. Average Annual Total Returns (Gross) represents gross of fees performance for the Artisan Composites. Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. Periods less than one year are not annualized. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

ARTISAN PARTNERS ASSET MANAGEMENT 22

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 23 NOTES & DISCLOSURES Forward-Looking Statements Certain information in this presentation, and other written or oral statements made by or on behalf of Artisan Partners, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the company’s future performance, as well as management’s current expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are only predictions based on current expectations and projections about future events. These forward-looking statements are subject to a number of risks and uncertainties, and there are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Among the important factors that could cause actual results, level of activity, performance or achievements to differ materially from those indicated by such forward-looking statements are: fluctuations in quarterly and annual results, incurrence of net losses, adverse effects of management focusing on implementation of a growth strategy, failure to develop and maintain the Artisan Partners brand and other factors disclosed in the company’s filings with the Securities and Exchange Commission, including those factors listed under the caption entitled “Risk Factors” in Item 1A of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on February 26, 2014. The company undertakes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation. Investment Performance We measure the results of our “composites”, which represent the aggregate performance of all discretionary client accounts, including mutual funds, invested in the same strategy except those accounts with respect to which we believe client-imposed socially based restrictions may have a material impact on portfolio construction and those accounts managed in a currency other than U.S. dollars (the results of these accounts, which represented approximately 8% of our assets under management at March 31, 2014, are maintained in separate composites, which are not presented in these materials). Results for any investment strategy described herein, and for different investment products within a strategy, are affected by numerous factors, including different material market or economic conditions; different investment management fee rates, brokerage commissions and other expenses; and the reinvestment of dividends or other earnings. The returns for any strategy may be positive or negative, and past performance does not guarantee future results. Composite returns presented net-of-fees were calculated using the highest model investment advisory fees applicable to portfolios within the composite. Fees may be higher for certain pooled vehicles and the composite may include accounts with performance-based fees. In these materials, we present “Value-Added”, which is the amount in basis points by which the average annual gross composite return of each of our strategies has outperformed or underperformed the market index most commonly used by our clients to compare the performance of the relevant strategy. The market indices used to compute the value added for each of our strategies are as follows: Non-U.S. Growth Strategy—MSCI EAFE® Index; Non-U.S. Small-Cap Growth Strategy—MSCI EAFE® Small Cap Index; Global Equity Strategy—MSCI ACWI® Index; U.S. Mid-Cap Value Strategy—Russell Midcap® Index; U.S. Small-Cap Value Strategy—Russell 2000® Index; Value Equity Strategy—Russell 1000® Index; U.S. Mid-Cap Growth Strategy— Russell Midcap® Index; U.S. Small-Cap Strategy—Russell 2000® Index; Global Opportunities Strategy—MSCI ACWI® Index; Non-U.S. Value Strategy—MSCI EAFE® Index; Global Value Strategy— MSCI ACWI® Index; Emerging Markets Strategy—MSCI Emerging Markets IndexSM. In this document, we present information based on Morningstar, Inc., or Morningstar, ratings for series of Artisan Partners Funds, Inc. (“Artisan Funds”). The Morningstar ratings refer to the ratings by Morningstar of the share class of the respective series of Artisan Funds with the earliest inception date and are based on a 5-star scale. Morningstar data © 2014 Morningstar, Inc.; all rights reserved. Morningstar data contained herein (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ which is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are based on risk-adjusted returns and are historical and do not represent future results. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year, and ten-year (if applicable) Morningstar Ratings metrics. The Artisan Funds, the ratings of which form the basis for the information reflected in the table on page 7, and the categories in which they are rated are: Artisan International Fund—Foreign Large Blend Funds Category; Artisan International Small Cap Fund—Foreign Small/Mid Growth Funds Category; Artisan Global Equity Fund—World Stock; Artisan Small Cap Value Fund—Small Value Funds Category; Artisan Mid Cap Value Fund—Mid- Cap Value Funds Category; Artisan Value Equity Fund—Large Value Funds Category; Artisan Mid Cap Fund—Mid-Cap Growth Funds Category; Artisan Global Opportunities Fund—World Stock; Artisan Small Cap Fund—Small Growth Funds Category; Artisan International Value Fund—Foreign Small/Mid Funds Category; Artisan Global Value Fund—World Stock; Artisan Emerging Markets Fund— Diversified Emerging Markets Funds Category. Morningstar ratings are initially given on a fund’s three year track record and change monthly.

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 24 NOTES & DISCLOSURES We also present information based on Lipper rankings for series of Artisan Funds. Lipper rankings are based on total return, are historical and do not represent future results. The number of funds in a category may include multiple share classes of the same fund, which may have a material impact on a fund’s ranking within a category. Lipper, a Thomson Reuters company, is the owner of all trademarks and copyrights relating to Lipper rankings. Financial Information Throughout these materials, we present historical information about our assets under management and our average assets under management for certain periods. We use our information management systems to track our assets under management and we believe the information in these materials regarding our assets under management is accurate in all material respects. We also present information regarding the amount of our assets under management sourced through particular distribution channels. The allocation of assets under management sourced through particular distribution channels involves estimates and the exercise of judgment. We have presented the information on our assets under management sourced by distribution channel in the way in which we prepare and use that information in the management of our business. Data sourced by distribution channel on our assets under management are not subject to our internal controls over financial reporting. Rounding Any discrepancies included in these materials between totals and the sums of the amounts listed are due to rounding. Trademark Notice The MSCI EAFE® Index, the MSCI EAFE® Growth Index, the MSCI EAFE® Small Cap Index, the MSCI EAFE® Value Index, the MSCI ACWI® Index and the MSCI Emerging Markets IndexSM are trademarks of MSCI Inc. MSCI Inc. is the owner of all copyrights relating to these indices and is the source of the performance statistics of these indices that are referred to in these materials. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com) The Russell 2000® Index, the Russell 2000® Value Index, the Russell Midcap® Index, the Russell Midcap® Value Index, the Russell 1000® Index, the Russell 1000® Value Index, the Russell Midcap® Growth Index, the Russell 1000® Growth Index and the Russell 2000® Growth Index are trademarks of Russell Investment Group. Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Partners. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Partners' presentation thereof. None of the information in these materials constitutes either an offer or a solicitation to buy or sell any fund securities, nor is any such information a recommendation for any fund security or investment service. Copyright 2014 Artisan Partners. All rights reserved. This presentation may not be reproduced in whole or in part without Artisan Partners’ permission.